UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36878	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                                 Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                            ☐

Item 8.01.	Other Events.

On June 26, 2018, National Commerce Corporation (“NCC”) received notice of the following regulatory approvals in connection with the proposed merger of Landmark Bancshares, Inc., a Georgia corporation (“Landmark”), with and into NCC (the “Merger”), and the subsequent merger of Landmark’s wholly owned subsidiary, First Landmark Bank, a Georgia state-chartered bank, with and into National Bank of Commerce (the “Bank Merger” and, together with the Merger, the “Proposed Transactions”):

●	Approval from the Board of Governors of the Federal Reserve System;
●	Approval from the Office of the Comptroller of the Currency; and
●	Approval from the Georgia Department of Banking and Finance.

Therefore, all regulatory approvals required in connection with the Proposed Transactions have now been received.

The Proposed Transactions, which remain subject to the approval of Landmark’s shareholders and the satisfaction of other customary closing conditions, are expected to be completed during the third quarter of 2018. The closing of the Bank Merger is subject to the completion of the Merger.

Additional Information about the Merger and Where to Find It

In connection with the Merger, NCC filed a Registration Statement on Form S-4 (File No. 333-225524) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the shares of NCC common stock to be issued to the shareholders of Landmark. The Registration Statement includes a proxy statement-prospectus that will be sent to the shareholders of Landmark in connection with their approval of the Merger. In addition, NCC may file other relevant documents concerning the Merger with the SEC. The material in this Current Report on Form 8-K is not a substitute for the proxy statement-prospectus.

INVESTORS IN LANDMARK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NCC, LANDMARK AND THE PROPOSED TRANSACTIONS, INCLUDING DETAILED RISK FACTORS.

Investors may obtain free copies of these documents, when available, through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement-prospectus also may be obtained, when available, by directing a request to National Commerce Corporation, 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, Attention: Corporate Secretary, or to Landmark Bancshares, Inc., 307 North Marietta Parkway, Marietta, Georgia 30060, Attention: Corporate Secretary, or by accessing information available at www.nationalbankofcommerce.com or www.firstlandmark.com. The information on either website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings that NCC makes with the SEC.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

      NCC, Landmark and their respective directors, executive officers and other employees and those of their subsidiaries may be deemed to be participants in the solicitation of proxies from the shareholders of Landmark in connection with the Merger. Information about the directors and executive officers of NCC is set forth in NCC’s proxy statement for the 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2018. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the proxy statement-prospectus and other relevant materials filed or to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. With respect to the Proposed Transactions, these risks and uncertainties include the possibility that conditions to the consummation of the Proposed Transactions are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the Proposed Transactions may be required in order to obtain or satisfy such conditions; the receipt and timing of approval of Landmark’s shareholders; delays in closing the Merger and/or the Bank Merger; difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction-related issues; and changes in asset quality and credit risk as a result of the Merger and/or the Bank Merger. These risks also include a number of factors related to the business of NCC and Landmark and the banking business generally, including risks to stockholders of not receiving dividends; risks to NCC’s ability to pursue growth opportunities; various risks to the price and volatility of NCC’s common stock; risks associated with NCC’s possible pursuit of future acquisitions; economic conditions in NCC’s and Landmark’s current service areas; system failures; unauthorized access to nonpublic personal information of NCC’s customers resulting from cybersecurity breaches or otherwise; losses of large customers; disruptions in relationships with third-party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations.

Forward-looking statements made by NCC in this filing, or elsewhere, speak only as of the date on which the statements were made. You are advised to read the risk factors in NCC’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available through the website maintained by the SEC at www.sec.gov or by accessing information available at www.nationalbankofcommerce.com. New risks and uncertainties arise from time to time, and it is impossible for NCC to predict these events or how they may affect it or its anticipated results. NCC has no duty to, and does not intend to, update or revise the forward-looking statements in this filing, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

June 29, 2018	/s/ William E. Matthews, V
William E. Matthews, V
Vice Chairman and Chief Financial Officer